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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 8-K/A, into Centex Construction Products, Inc.'s previously filed registration statements on Form S-8 (No. 33-82820; No. 33-82928; No. 33-84394; No. 333-54102).


                                           /s/ ARTHUR ANDERSEN LLP

Dallas, Texas
January 19, 2001